UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________
FORM 8-K
__________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2022
__________
ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
__________

Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on January 26, 2022, Root, Inc. (the “Company”) entered into that certain Term Loan Agreement (the “Term Loan Agreement”), by and among the Company, Caret Holdings, Inc., as borrower, the other loan parties party thereto, the lenders party thereto (the “Lenders”) and Acquiom Agency Services LLC, as the administrative agent for the Lenders. On January 27, 2022, the Company received funding in the principal amount of $300 million in accordance with the terms of the Term Loan Agreement, resulting in net proceeds to the Company of approximately $285 million (after deducting lender fees and other expenses related to the transaction).
The description of the Term Loan Agreement is set forth under Item 1.01 in the Current Report on Form 8-K previously filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on January 27, 2022 (the “Prior 8-K”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement, which was filed as Exhibit 10.1 to the Prior 8-K and is incorporated herein by reference.
Forward Looking Statements

This Current Report on Form 8-K and any oral related statements made by representatives of the Company may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may relate to, among other things, expectations, estimates and projections concerning the timing and success of the proposed transaction announced herein, future operations, strategies, plans, partnerships, investments, financial results or other developments, and are subject to assumptions, risks and uncertainties. Statements such as “guidance”, “expect”, “anticipate”, “strong”, “believe”, “intend”, “goal”, “objective”, “target”, “position”, “potential”, “will”, “may”, “would”, “should”, “can”, “deliver”, “accelerate”, “enable”, “estimate”, “projects”, “outlook”, “opportunity”, “expansion”, “creation” or similar words, as well as specific projections of future events or results qualify as forward-looking statements. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by the Company. Factors that may cause the Company’s actual decisions or results to differ materially from those contemplated by these forward-looking statements include, but are not limited to the Company’s realization of expected benefits related to the transactions disclosed herein and the factors that can be found in the Company’s Form 10-K and Forms 10-Q filed with the SEC. Forward-looking statements speak only as of the date the statement was made and the Company undertakes no obligation to update such forward-looking statements. There can be no assurance that other factors not currently disclosed or anticipated by the Company will not materially adversely affect our results of operations or plans. Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit relating to Item 7.01 shall be deemed to be furnished:

Exhibit No.	Description
10.1+*
Term Loan Agreement, dated January 26, 2022, by and among the Company, Caret Holdings, Inc., as borrower, the other loan parties party thereto, the lenders party thereto and Acquiom Agency Services LLC, as the administrative agent for the lenders party thereto (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on January 27, 2022).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
+ Previously filed with the Prior 8-K.
* Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(10). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: January 27, 2022
	By:	/s/ Daniel Rosenthal
Daniel Rosenthal
Chief Revenue and Operating Officer and Chief Financial Officer